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                                                                    Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                                  SECTION 906,
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the amended Quarterly Report on Form 10-Q/A of Enzon Pharmaceuticals, Inc. (the "Company") for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth J. Zuerblis, Chief Financial Officer and Corporate Secretary of the Company, certify to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 17, 2004                     /s/ Kenneth J. Zuerblis
                                      -----------------------
                                      Executive Vice President Finance,
                                      Chief Financial Officer and
                                      (Principal Accounting Officer and
                                      Acting Principal Executive Officer)
                                      Corporate Secretary

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q/A or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to Enzon Pharmaceuticals, Inc. and will be retained by Enzon Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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